Exhibit 99.1

 OPGx-BEST1 Gene Therapy Phase 1/2 Study Low Dose Cohort 1 3-month Results  September 9, 2026

 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “aim,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Such statements include, but are not limited to, statements related to our continued clinical development, clinical results, preclinical data, and future plans for OPGx-BEST1, including the anticipated timing of dosing completion and topline data from Cohort 2 of the OPGx-BEST1 Phase 1/2 clinical trial; the outcome of our ongoing regulatory interactions with the U.S. Food and Drug Administration (the “FDA”) and our expectations regarding the design of, and potential endpoints for, of any pivotal clinical trial of OPGx-BEST1; our expectations regarding the clinical and therapeutic potential of OPGx-BEST1, including with respect to its ability to improve visual function and retinal structure in patients with BEST1-related retinal disease; our estimates of the BEST1 symptomatic patient population in the U.S. and globally; and our expectations regarding our company, its business prospects, and our results of operations. These forward-looking statements are subject to certain risks and uncertainties posed by many factors and events that could cause our actual business, prospects and results of operations to differ materially from those anticipated by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: our clinical data related to gene therapies for the treatment of inherited retinal diseases is preliminary and related to a relatively small group of patients, and, as a result, data that initially appears promising may be revised, updated, or invalidated at a later data readout and/or may ultimately not be capable of duplication in additional patients; our gene therapy product candidates are based on a novel technology that is difficult to develop and manufacture, which may result in delays and difficulties in obtaining regulatory approval; our planned clinical trials may face substantial delays, result in failure, or provide inconclusive or adverse results that may not satisfy the FDA requirements to further develop our therapeutic products; delays or difficulties associated with patient enrollment in clinical trials may affect our ability to conduct and complete those clinical trials and obtain necessary regulatory approvals; changes in regulatory requirements could result in increased costs or delays in development timelines; we depend heavily on the success of our product pipeline; if we fail to find strategic partners or fail to adequately develop or commercialize our pipeline products, our business will be materially harmed; we have not generated significant revenue from sales of any products and expect to incur losses for the foreseeable future; our future viability is difficult to assess due to our short operating history and our future need for substantial additional capital, access to which could be limited by any adverse developments that affect the financial services markets; we rely on third parties for material aspects of our business, such as conducting our nonclinical and clinical trials and supplying and manufacturing bulk drug substances, which exposes us to certain risks; and those risks and uncertainties described under the heading “Risk Factors” included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and our subsequent filings with the U.S. Securities and Exchange Commission (the “SEC”). Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. We undertake no obligation to revise any forward-looking statements in order to reflect events or circumstances that might subsequently arise. These forward-looking statements are based upon our current expectations and involve assumptions that may never materialize or may prove to be incorrect.  Disclosures and Forward-Looking Statements  2

 3  Management Team and KOL Participant  Ash Jayagopal, PhD, MBA  Chief Scientific & Development Officer  Sally Tucker, MCOptom, PhD  Chief Medical Officer  Rob Gagnon, CPA, MBA  Chief Financial Officer  Mark E. Pennesi, MD, PhD, FARVO Retina Foundation of the Southwest Dallas, TX  George Magrath, MD  Chief Executive Officer  Ben Yerxa, PhD  President

 Well-tolerated with no SAEs, no DLTs, and no intraocular inflammation  Structural and functional improvements at 3 months  FDA meeting aligned on potential pivotal endpoint  ≥3 dB microperimetry improvement in ≥5 prespecified loci  In conjunction with a RCT using the PGI-S  Phase 3 and commercial manufacturing on schedule for delivery in early 2027  Cohort 2 overenrolled at 8 participants, weighted towards earlier stage BVMD  6-month Low-Dose Cohort 1 and 3-month High-Dose Cohort 2 data expected in Q2 2027  Pivotal trial to commence dosing in 2027  New epidemiology report surveying 150 eye care professionals estimates 23,600 BEST1 patients in the U.S.  4  OPGx-BEST1 Program and Low-Dose Cohort 1 Clinical Data Highlights   BEST1, bestrophin 1; BVMD, best vitelliform macular dystrophy; dB, decibel; DLT, dose-limiting toxicity; FDA, Food and Drug Administration; PGI-S, patient global impression-severity; RCT, randomized controlled trial; SAE, serious adverse event.  OPGx-BEST1 Cohort 1 & Program Summary  T O D AY ’ S T O P I C S  01   O p u s & B E S T 1 O v e r v i e w  0 2  T r i a l D e s i g n & To p l i n e R e s u l t s  03   P a r t i c i p a n t C a s e S t u d i e s  04   P r o g r a m S u m m a r y & N e x t S t e p s  75% of evaluable participants met the FDA-aligned microperimetry of ≥3 dB improvement in ≥5 prespecified loci

 Building a Differentiated Gene Therapy Platform  Opus Genetics owns worldwide rights to all gene therapy programs.  adRP, autosomal dominant retinitis pigmentosa; BEST1, bestrophin 1; CNGB1, cyclic nucleotide-gated channel β1; FDA OOPD, Food and Drug Administration Office of Orphan Products Development; FFB, Foundation Fighting Blindness; GTx, gene therapy; LCA5, Leber congenital amaurosis 5; NIH, National Institutes of Health; RD, retinal degeneration; RDH12, retinol dehydrogenase 12; RHO, rhodopsin; RP, retinitis pigmentosa; MERTK, MER proto-oncogene tyrosine kinase; NMNAT1, nicotinamide mononucleotide adenylyltransferase.  5  OPGx-LCA5 LCA  co-funded by FDA OOPD  OPGx-BEST1  Bestrophinopathies  OPGx-RDH12 LCA  co-funded by Global RDH12 Alliance  OPGx-MERTK RP  co-funded by FFB RD Fund & Abu Dhabi’s  Healthcare Research and Innovation Fund  OPGx-RHO adRP  co-funded by FFB & NIH  OPGx-NMNAT1 LCA  OPGx-CNGB1 RP  NIH-funded consortium  Undisclosed IRD GTx  Preclinical IND-enabling Phase 1/2  Phase 3  Approval  All gene therapy programs have the potential to qualify for a Priority Review Voucher

 6  BEST1: Group of Inherited Retinal Diseases with a Range of Onset and Slow Rate of Progression and no Approved Treatment Options  Overview & Prevalence  Mutations in BEST1 have been associated with at least five clinically distinct retinal degenerative diseases, with onset from childhood to adulthood1  Accounts for ~3.5% of all IRDs1  Global prevalence*: ~45,400 patients2  U.S. prevalence: 23,600 patients (~23,200 BVMD and ~400 ARB)2  Clinical Features1,3  Serous retinal detachment  BVMD (most common) is characterized by vitelliform (“egg-yolk”)  lesion beneath the macula1  Macular atrophy  CNV  Symptoms3,4  Loss of central vision  Metamorphopsia (distorted vision)  Scotoma (blind spot)  Photophobia4  *Global prevalence estimate includes United States, EU4 (France, Spain, Germany, & Italy), UK, Middle East/North Africa, and China.  ARB, autosomal recessive bestrophinopathy; BEST1, bestrophin 1; BVMD, best vitelliform macular dystrophy; CNV, choroidal neovascularization; IRD, inherited retinal disease.  1. Amato A, et al. Saudi J Ophthalmol. 2023;37(4):287-295. 2. BEST1 Market Landscape Quantitative Market Research, Triangle Insights Group, Q3 2026. 3. Johnson AA, et al. Prog Retin Eye Res. 2017;58:45-69.  4. Tripathy K, et al. StatPearls [Internet]. Treasure Island (FL): StatPearls Publishing; 2024.  BVMD  ARB  Most Common BEST1 Phenotypes  Prevalence  BVMD 23,200 (98%)2  ARB 400 (2%)2

 BEST1 gene encodes for bestrophin-1, a homopentameric (i.e., 5 identical monomers) Ca2+-activated chloride channel required for RPE maintenance and retinal physiology  BEST1 mutations in BVMD disrupt cellular ion and fluid homeostasis resulting in electrophysiological abnormalities, RPE dysfunction, and retinal degeneration via:  Defective clearance of toxic waste products (e.g., lipid deposits)  Impaired RPE-photoreceptor interactions (e.g., defective  phagocytosis)  Build-up of vitelliform material (toxic waste products) and fluid under the retina  BEST1 Disease Biology  BEST1, bestrophin 1; BVMD, best vitelliform macular dystrophy; RPE, retinal pigment epithelium. Guziewicz KE, et al. Prog Retin Eye Res. 2017;58:70-88.  A T R O P H Y  F R A G M E N T E D  V I T E L L I F O R M MA T E R I A L  S U B R E T I N A L F L U I D  P S E U D O H Y P O P Y O N  Photoreceptors  Retinal Pigment Epithelium  Bruch’s Membrane   Choriocapillaris  V I T E L L I F O R M L E S I O N  V I T E L L I F O R M D E P O S I T S  STAGE 1  Pre-vitelliform  STAGE 2  Vitelliform  STAGE 3  Pseudohypopyon  STAGE 4  Vitelliruptive  STAGE 5  Atrophy/Fibrosis  S t a g e s o f B V M D  7  Cohort 1 Participants  Vitelliform material occurs early and is the hallmark of BVMD  Subretinal fluid occurs late in disease and pools in  atrophic areas

 8  Trial Design &  Topline Cohort 1 Results  Sally Tucker, MCOptom, PhD Chief Medical Officer

 OPGx-BEST1: Phase 1/2 Study Overview (BIRD-1)  D e s i g n  Adaptive, open-label, dose-exploration, safety and tolerability study of subretinal injection of OPGx-BEST1 in adult participants with BVMD or ARB  D o s i n g C o h o r t s  Cohort 1: 1.5x109 vg/eye  Cohort 2: 4.5x109 vg/eye  O b j e c t i v e s  Primary: Safety and tolerability; identify appropriate dose for Phase 3  Secondary: Efficacy  S t u d y  P o p u l a t i o n  Minimum of 5 participants at each dose level  S t a t u s o f C o h o r t 1  ( l o w d o s e )  5 participants dosed:  ARB (n=2): Data at 6 months  BVMD (n=3): Data at 3 months  S t a t u s o f C o h o r t 2  ( h i g h d o s e )  Enrollment complete with 8 participants (7 surgeries scheduled)  Dosing expected to be completed in Q4 2026  ARB, autosomal recessive bestrophinopathy; BVMD, best vitelliform macular dystrophy.  9

 *ETDRS letters equivalent calculated from logMAR.  † Worse eye deemed study eye.  ARB, autosomal recessive bestrophinopathy; BEST, bestrophin; BVMD, best vitelliform macular dystrophy; ETDRS, Early Treatment Diabetic Retinopathy Study; RPE, retinal pigment epithelium;  VA, visual acuity.  Participant Demographics: Low-Dose Cohort 1  101-101  101-104  102-101  102-102  101-106  Age  63  59  50  45  31  Sex  Female  Female  Male  Male  Male  BEST phenotype  ARB  ARB  BVMD  BVMD  BVMD  Baseline VA*  (study eye†)  1  50  49  61  47  Baseline VA*  (fellow eye)  43  65  68  72  56  Follow-up duration  6 months  6 months  3 months  3 months  3 months  Severity of disease  End-stage with  significant atrophy  End-stage with  significant atrophy  End-stage with sub-foveal, sub-RPE scar  Advanced stage vitello-eruptive with some scarring  Earlier stage without significant atrophy or scarring  10

 Study Endpoints  M i c r o p e r i m e t r y  Measures pointwise sensitivity of the retina over the lesion  Recent natural history data shows a steady decline over 5 years in  BVMD, with most of the decline in the area on the edge of the lesion1  B C VA & L LVA  Methods to measure central fine visual function  C o n t r a s t S e n s i t i v i t y  Measures visual function and is sensitive in patients with central atrophy (used extensively in geographic atrophy studies)  A u t o f l u o r e s c e n c e  A 2-dimensional picture of the retina highlighting vitelliform lesions  O C T  A cross-sectional view of the retina  BCVA, best-corrected visual acuity; BVMD, best vitelliform macular dystrophy; LLVA, low-luminance visual acuity; OCT, optical coherence tomography.  1. Bianco L, et al. Invest Ophthalmol Vis Sci. 2026;67(11):1.  11

 Safety and Efficacy Summary:  Highly Encouraging Proof-of-Concept Results from Low-Dose Cohort 1  S a f e t y  OPGx-BEST1 was well-tolerated in 5/5 participants, with no SAEs or DLTs  S t r u c t u r a l  E n d p o i n t s  80% of participants (4/5) had structural improvements:  BVMD: 67% of participants (2/3) had a decrease in vitelliform material  ARB: 100% of participants (2/2) had a decrease in intraretinal fluid  F u n c t i o n a l E n d p o i n t s  100% of participants (5/5) had improvements* in at least one functional measure:  Microperimetry – 75% of participants (3/4) improved  BCVA – 60% of participants (3/5) improved  LLVA – 40% of participants (2/5) improved  Contrast Sensitivity – 40% of participants (2/5) improved  Earlier-stage participant (101-106)† showed the biggest functional gains,  suggesting a potential benefit from earlier treatment  *Improvements defined as: ≥5 letters of improvement from baseline and ≥5 letter improvement from fellow eye in BCVA or LLVA, 0.2 logMAR improvement from baseline in contrast sensitivity, and ≥5 loci cluster improvement by ≥3 decibels in RPE Transitional Zone on microperimetry.  †101-106 was the youngest participant with most recent onset of disease and less progressive disease than other participants.  ARB, autosomal recessive bestrophinopathy; BCVA, best-corrected visual acuity; BVMD, best vitelliform macular dystrophy; DLT, dose-limiting toxicity; LLVA, low-luminance visual acuity; logMAR, logarithm of the minimum angle of resolution; RPE, retinal pigment epithelium; SAE, serious adverse event.  12

 Well-tolerated in 100% of participants  No intraocular inflammation  No serious adverse events  No dose-limiting toxicities  No treatment-related systemic AEs  All ocular treatment-related AEs were mild/moderate in severity  No vital sign issues or safety lab findings of note  OPGx-BEST1 Demonstrated a Favorable Safety Profile  Independent Data Monitoring Committee recommended the Phase 1/2 Trial advance to Cohort 2 at higher dose  No intraocular inflammation was observed in any patient at any study visit  *Based on the SUN Working Group Grading Scheme.  AE, adverse event; ARB, autosomal recessive bestrophinopathy; BVMD, best vitelliform macular dystrophy; .  101-101 101-104  (ARB) (ARB)  102-101  (BVMD)  101-106  (BVMD)  0  102-102  (BVMD)  1+ 2+  (cells in field)*  3+ 4+  13

 Participant-Level Improvement by Endpoint*  Endpoint  101-101  ARB  101-104  ARB  102-101  BVMD  102-102  BVMD  101-106  BVMD  BCVA  ≥5 letter improvement compared to baseline and fellow eye  ✓  ✓  ✓  LLVA  ≥5 letter improvement compared to  baseline and fellow eye  ✓  ✓  Contrast Sensitivity  ≥0.2 logMAR improvement from baseline  ✓  ✓  Microperimetry  ≥5 loci cluster improvement ≥3 dB  NE  ✓  ✓  ✓  OCT  IRF / vitelliform material reduced  ✓  ✓  ✓  ✓  Improvement  NE: Not evaluable  *Improvement defined as: ≥5 letters of improvement from baseline and ≥5 letter improvement from fellow eye in BCVA or LLVA, ≥0.2 logMAR improvement from baseline in contrast sensitivity, and ≥5 loci cluster improvement by ≥3 decibels in RPE Transitional Zone on microperimetry.  ARB, autosomal recessive bestrophinopathy; BCVA, best corrected visual acuity; BVMD, best vitelliform macular dystrophy; dB, decibel; IRF, intraretinal fluid; LLVA, low luminance visual acuity; logMAR, logarithm of the minimum angle of resolution; OCT, optical coherence tomography; RPE, retinal pigment epithelium.  14

 -4  -6  -2  0  2  4  8  6  Baseline  M1  M3  Change from Baseline in BCVA (ETDRS Letters)  All Treated Eyes (N=5)  All Fellow Eyes (N=5)  Treated Eyes with Structural Improvement (N=4)*  Corresponding Fellow Eyes (N=4)*  Mean BCVA Improved from Baseline Through 3 Months in Cohort 1  *Excludes Participant 102-101 due to significant foveal atrophy (with a subfoveal, sub-RPE scar) at baseline, likely exclusionary from the pivotal trial. Participant 102-101 had a 0.2 logMAR decrease in vision from baseline, all other participants had an improvement in vision; Participant 102-101 had a meaningful improvement in contrast sensitivity.  Error bars represent the standard error of the mean.  BCVA, best corrected visual acuity; ETDRS, Early Treatment of Diabetic Retinopathy Study; M, month; RPE, retinal pigment epithelium.  +5 Letters  -2 Letters  15

 Defining the Transitional Zone  Border area surrounding the atrophic lesion with RPE and photoreceptors that are structurally intact but functionally compromised or at risk of imminent atrophic progression  Highest potential to be rescued with  OPGx-BEST1  Treated RPE Transitional Zone is the area of rescuable photoreceptors around the atrophic lesion where  OPGx-BEST1 treatment is administered  New natural history data1: Untreated BVMD sensitivity only declines with highest rate detected in the transition zone – No untreated eye met the 3 dB improvement threshold, consistent with fellow eyes in Cohort 1  Microperimetry Showed BVMD Improvement in the Treated RPE Transitional Zone  *All eyes includes all evaluable patients (n=4); 101-101 could not complete microperimetry due to low vision.  †Improvement is defined as ≥5 loci area within the treated transitional zone improving by ≥3 dB from baseline.  BVMD, best vitelliform macular dystrophy; dB, decibel; FDA, Food and Drug Administration; RPE, retinal pigment epithelium.  1. Bianco L, et al. Invest Ophthalmol Vis Sci. 2026;67(11):1.  3/4 evaluable participants* demonstrated retinal sensitivity  †  improvement in the Transitional Zone  75%  Treated Area  Treated RPE Transitional Zone showing all loci that improved by ≥3 dB (circled) correlate with reduced vitelliform material  Central atrophy  Autofluorescence Microperimetry  FDA aligned on ≥3 dB change from baseline in ≥5 loci in treated RPE Transitional Zone anchored to a patient reported outcome  Reduction in vitelliform  material  16

 BVMD: 67% of participants (2/3) had reduction in vitelliform material on multimodal imaging  All three BVMD participants had improvements in visual function,  with highest gains in areas of vitelliform material reduction  ARB: 100% of participants (2/2) had reduction in intraretinal fluid on OCT  Both ARB participants had improvements in visual function in areas where intraretinal fluid decreased  Functional gains were co-localized to structural improvements  Retinal sensitivity improved in the treated transitional zone at the edge of the lesion where fluid was minimal  Fixation moved from outside the lesion to within the lesion in all  four evaluable participants  Areas of the transitional zone treated within the subretinal bleb had the highest functional gains  Structural Improvements Seen in BVMD and ARB Participants  Results I nform Future E nrollment Earlier-stage participants showed the greatest structural and functional improvements, suggesting earlier intervention may yield improved outcomes  17 ARB, autosomal recessive bestrophinopathy; BVMD, best vitelliform macular dystrophy; OCT, optical coherence tomography.  A T R O P H Y  F R A G M E N T E D V I T E L L I F O R M M A T E R I A L  S U B R E T I N A L F L U I D  P S E U D O H Y P O P Y O N  Photoreceptors  Retinal Pigment Epithelium  Bruch’s Membrane  Choriocapillaris  V I T E L L I F O R M L E S I O N  V I T E L L I F O R M D E P O S I T S  STAGE 1  Pre-vitelliform  STAGE 2  Vitelliform  STAGE 3  Pseudohypopyon  STAGE 4  Vitelliruptive  STAGE 5  Atrophy/Fibrosis  S t a g e s o f B V M D

 Post-Treatment Participant Feedback  101-101  ARB  Able to see on the eye chart for the first time in 30 years  Wants the second eye treated  102-102  BVMD  Wants the second eye treated  Reports less eye strain after prolonged computer work; colors on TV appear brighter and clearer  Happy with the study, mostly stable vision  101-104  ARB  102-101  BVMD  101-106  BVMD  ARB, autosomal recessive bestrophinopathy; BVMD, best vitelliform macular dystrophy.  18

 Participant Case Studies & Next Steps  Ash Jayagopal, PhD, MBA  Chief Scientific and Development Officer  19

 Baseline  Month 3  Participant 101-106 (BVMD): Microperimetry Improvements  Treated transitional zone follows the vitelliform arc as seen on fundus autofluorescence and OCT. Microperimetry loci were not pre-specified.  BVMD, best vitelliform macular dystrophy; dB, decibel; OCT, optical coherence tomography; TTZ, treated transitional zone; TZ, transitional zone.  Threshold for success: ≥3 dB  Average improvement in TTZ = 3.125 dB  Fellow eye TZ = 0.5 dB  7 loci had ≥3 dB improvement (circled)  This participant met the microperimetry  threshold for success of ≥3 dB  20

 Baseline  Month 3  Participant 101-106 (BVMD): Vitelliform Material Reduction Co-localized with Microperimetry Improvements  BVMD, best vitelliform macular dystrophy; dB, decibel; RPE, retinal pigment epithelium.  Lesion reduction consistent with improved function of RPE cells and treatment activity as indicated in microperimetry improvements  Vitelliform lesions  reduced  B a s e l i n e  M o n t h 3  21

 Baseline  Month 3  Participant 102-102 (BVMD): Microperimetry Improvements  Yellow box represents the treated transitional zone. Microperimetry loci were not prespecified.  BVMD, best vitelliform macular dystrophy; dB, decibel; TTZ; treated transitional zone; TZ, transitional zone.  Threshold for success: ≥3 dB  Average improvement in TTZ = 3.5 dB  Fellow eye TZ = 0.5 dB  6 loci had ≥3 dB improvement (circled) –  clustered within the TTZ  This participant met the microperimetry  threshold for success of ≥3 dB  22

 Baseline  Month 3  Participant 102-102 (BVMD): Microperimetry Improved in the Treated RPE Transitional Zone  Baseline  Month 3  B a s e l i n e  M o n t h 3  Vitelliform material  decreased  Yellow box represents treated transitional zone.  BVMD, best vitelliform macular dystrophy; RPE, retinal pigment epithelium.  Fixation moves to a more natural location in the fovea  23

 Participant 102-101 (BVMD): Photoreceptor and RPE Atrophy Limit Improvement  Images are consecutive registered OCT rasters at baseline, 1 month, and 3 months.  *CS improvements defined as ≥2 dB change from baseline.  BVMD, best vitelliform macular dystrophy; CS, contrast sensitivity; OCT, optical coherence tomography; RPE, retinal pigment epithelium.  Most advanced BVMD participant  Sub-RPE atrophy and scarring, exclusionary from a potential pivotal trial  Vitelliform material changes over time  CS improvements* akin to observations in geographic atrophy  3 Months  Baseline  1 Month  24

 P a r a f o v e a l A r e a  I n f e r i o r A r e a  Baseline  Month 3  Month 6  Participant 101-101 (ARB): Functional and Structural Outcomes Through 6 Months  Functional improvement maintained to 6 months on BCVA, CS, and LLVA  Unable to perform MP due to poor baseline vision  IRF decreased at 3 months in the parafoveal area  Fluctuations observed in both areas between 3  and 6 months  ARB, autosomal recessive bestrophinopathy; BCVA, best-corrected visual acuity; BL, baseline; CFB, change from baseline; CS, contrast sensitivity; IRF, intraretinal fluid; LLVA, low luminance visual acuity; M, month, MP, microperimetry; OD, right eye; OS, left eye.  BL M1 M2 M3 M4 M5 M6 12  9 9  0  5  10  15  BCVA CFB  (Letters equivalent)  Study Eye - OS (Treated) Fellow Eye - OD (Untreated)  25

 Participant 101-104 (ARB): Microperimetry Improvement  Baseline  Month 6  Total macular IRF volume = 19.06 µl at baseline, 7.55 µl at 6 months.  Microperimetry loci were not prespecified.  ARB, autosomal recessive bestrophinopathy; dB, decibel; IRF, intraretinal fluid; RPE, retinal pigment epithelium; TTZ; treated transitional zone.  Threshold for success: ≥3 dB  Average improvement in area of IRF = 3.3 dB  Fellow eye corresponding area = 2.3 dB  16 loci had ≥3 dB improvement (circled) –  clustered within the TTZ  This participant met the microperimetry  threshold for success of ≥3 dB  26

 Participant 101-104 (ARB): IRF Improvement Co-localized with Microperimetry Improvement  Baseline  Month 6  Yellow circles denote pockets of intraretinal fluid.  Total macular intraretinal fluid volume: Baseline = 19.06 µl, Month 6 = 7.55 µl. ARB, autosomal recessive bestrophinopathy; IRF, intraretinal fluid.  Fixation moves to a more natural location in the fovea  Two areas of baseline intraretinal fluid  27

 4 milestones cleared on the path to pivotal  OPGx-BEST1 Advancing Based on Positive Cohort 1 Results  1 2  3  4  Well-tolerated with no SAEs, no DLTs, and no intraocular inflammation  Efficacy observed on both functional and structural endpoints  Positive FDA Type C meeting aligned on potential pivotal endpoint with microperimetry  28 CMC, chemistry, manufacturing, and controls; dB, decibel; DLT, dose-limiting toxicity; FDA, Food and Drug Administration; IDMC, independent data monitoring committee; SAE, serious adverse event.  75% of Cohort 1 evaluable participants met the microperimetry threshold for success of ≥3 dB

 Program Summary and Next Steps  George Magrath, MD Chief Executive Officer  29

 Accomplished Significant OPGx-BEST1 Program Milestones  P H 1 / 2 C O H O R T 2 S TAT U S  D o s e  4.5x109 vg/eye  E n r o l l m e n t  Already over-enrolled  Originally planned for 5 participants  Over-enrollment of 8 participants  C l i n i c a l D e v e l o p m e n t T i m e l i n e *  Dosing expected to be completed Q4 2026  Topline 3-month data expected Q2 2027   Pivotal trial planning initiated, dosing expected in 2027  R E G U L AT O R Y S TAT U S  A u g u s t 2 0 2 6 F D A Ty p e C m e e t i n g  Aligned on Phase 3 CMC   Constructive dialogue on potential endpoint options for Phase 3  P o t e n t i a l P i v o t a l E n d p o i n t s  Use of ≥3 dB microperimetry improvement in  ≥5 prespecified loci area and;  Randomized controlled trial with a patient-reported outcome  BCVA, LLVA, contrast sensitivity may also be acceptable endpoints  N e x t R e g u l a t o r y I n t e r a c t i o n  Following early data from Cohort 2  *Clinical development timelines are based on current estimates and are subject to change; data readouts are targeted for ~9-12 months after study initiation.  ARB, autosomal recessive bestrophinopathy; BCVA, best corrected visual acuity; BVMD, best vitelliform macular dystrophy; CMC, chemistry, manufacturing, and controls; dB, decibels; FDA, Food and Drug Administration; LLVA, low luminance visual acuity.  30

 Current Cash to Support Multiple Clinical Inflection Points  2027  BEST1 Pivotal Study Start  Q1 2027  MERTK clinical study initiation  Q4 2026  RDH12 clinical study initiation  Q4 2026  LCA5 Phase 3 dosing initiation  Oct 2026  PDUFA date for  Phentolamine  sNDA  Sept 2026  BEST1 Phase 1/2 Cohort 1 3-month  results  Current cash runway extends into 2029, funding five clinical programs through multiple critical inflection points  4 Clinical Data Readouts  Expected in 2027:  BEST1, LCA5, RDH12, MERTK  Clinical development timelines are based on current estimates and are subject to change; data readouts are targeted for ~9-12 months after study initiation.  Phentolamine ophthalmic solution 0.75% is a commercial partnered program; it is FDA-approved for the treatment of pharmacologically-induced mydriasis; an sNDA has been submitted for the treatment of presbyopia. BEST1, bestrophin 1; LCA5, Leber congenital amaurosis 5; MERTK, MER proto-oncogene tyrosine kinase; PDUFA, Prescription Drug User Fee Act; PRV, Priority Review Voucher; RDH12, retinol dehydrogenase 12; RHO, rhodopsin; sNDA, supplemental New Drug Application.  Q2 2027  BEST1  Cohort 2  results  31

 N a s d a q : I R D

 33  Mark E. Pennesi, MD, PhD, FARVO  Leading ophthalmologist, researcher specializing in inherited retinal diseases, and pioneer in gene therapy  Current Appointments  Chief Medical Officer, Steve and Debbie Gray Inherited Retinal Degeneration Endowed Chair; Director, Inherited Retinal Degeneration Center – Retina Foundation, Dallas, Texas  Adjunct Professor of Ophthalmology – Paul H. Casey Ophthalmic Genetics Division, Casey  Eye Institute, Oregon Health & Science University, Portland, Oregon  Education  B.S. in Biomedical Engineering, University of Pennsylvania (summa cum laude); Combined MD/PhD, Baylor College of Medicine; Ophthalmology residency, UCSF; Ophthalmic genetics fellowship, Casey Eye Institute/OHSU  Research and Awards  Research focuses on developing novel treatments for inherited retinal diseases  Author of 170+ peer-reviewed publications; principal or co-principal investigator on numerous first-in-human gene therapy trials  Research to Prevent Blindness and the Foundation Fighting Blindness have recognized Dr. Pennesi with career development awards; Additionally, he was the recipient of the 2011 ARVO/Alcon Early Clinician Scientist, the Alcon Young investigator Award in 2014, and the Casey Eye Institute Resident teach award

 34  Q&A with Opus Management and Dr. Pennesi  Ash Jayagopal, PhD, MBA  Chief Scientific & Development Officer  Sally Tucker, MCOptom, PhD  Chief Medical Officer  Rob Gagnon, CPA, MBA  Chief Financial Officer  Mark E. Pennesi, MD, PhD, FARVO Retina Foundation of the Southwest Dallas, TX  George Magrath, MD  Chief Executive Officer  Ben Yerxa, PhD  President

 Appendix  35

 36 Triangle Insights Group Research, Q3 2026.  BEST1 Market Landscape Quantitative Market Research  Patient Group  Definition  Est. Value  Genetic  BEST1 genotype (with or without symptoms)  ~46,000 – 87,000  patients  Symptomatic  Diagnosed + undiagnosed (with ocular symptoms)  ~23,600 patients  Diagnosed (Post-onset)  Diagnosed (with ocular symptoms)  ~13,000 patients  Diagnosed (Genetically Confirmed)  Diagnosed with genetic  confirmation  ~8,400 patients  Undiagnosed (Post-onset)  Undiagnosed (with ocular symptoms)  ~10,600 patients  BEST1 Patients: Estimated Inputs  Symptomatic  23,600 pts  Undiagnosed: 10,600 pts  Diagnosed (Post-Onset) 13,000 pts  Diagnosed  (Genetic)  8,400 pts  BEST1 Mutation: Estimated Subpopulations  Genetic 46,000 – 87,000 pts

 37  101-106 Microperimetry  B a s e l i n e  M o n t h 3

 38  102-102 Microperimetry  B a s e l i n e  M o n t h 3

 39  101-104 Microperimetry  B a s e l i n e  M o n t h 6